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                                                                   EXHIBIT 10.10

                           REVISION TO AMENDMENT NO. 1 TO
                          SEVERANCE COMPENSATION AGREEMENT


     This Revision to the Amendment No. 1 to Severance Compensation Agreement, dated as of July 28, 1997 (the "Revision"), is entered into by and among George
L. McTavish (the "Executive"), Comdata Holdings Corporation (the "Company"), and Ceridian Corporation ("Ceridian").

                                     RECITALS:

     WHEREAS, the Company and the Executive are parties to a Severance Compensation Agreement, dated as of November 29, 1994 ("Agreement") and the Company, Executive, and Ceridian are parties to Amendment No. 1 to that Severance Compensation Agreement dated as of January 31, 1996 ("Amendment"); and

     WHEREAS, "Good Reason" as defined in Section 3(e)(i) of the Amendment has taken place as of May 12, 1997 insofar as Executive's assignment and title changed; and

     WHEREAS, the Executive has agreed to remain employed pursuant to the terms as revised herein through December 31, 1997 notwithstanding the occurrence of "Good Reason";

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and conditions set forth in this Revision and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Executive and Ceridian hereby agree as follows:

     (1) Section 1 of the Amendment is hereby amended by deleting such section from the Amendment in its entirety, and by substituting in lieu thereof the following new section:

               "1.     TERM.  This Agreement shall terminate, except to the
extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of the Executive's employment with the Company based on death, Disability (as defined in Section 3(b)), Retirement (as defined in Section 3(c)), or by the Executive other than for Good Reason (as defined in Section 3(e)); and (ii) December 31, 1997 if the Executive has not terminated his employment for Good Reason (other than for the Good Reasons described above in the Recitals to this Revision),"

     (2) Section 4(a) of the Amendment is hereby amended by deleting such section in its entirety, and by substituting in lieu thereof the following new
Section 4(a):


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       "(a) If the Company shall terminate the Executive's employment other than pursuant to Section 3(b), 3(c) or 3(d) or if the Executive shall terminate his employment for Good Reason (other than for the Good Reasons described above in the Recitals to this Revision) by December 31, 1997, then the Executive shall be entitle to the benefits provided in Sections 4(a) (as amended), (b) and (c) of the Agreement. Severance pay, as defined in
     Section 4(a) (as amended) will be as shown in Attachment A to this Revision and will be paid in a lump sum, in cash, on the fifth day following the Termination Date.

     (3) Paragraph 3 "Salary and Benefits" of Schedule 1 of the Amendment is hereby amended by deleting such paragraph section in its entirety, and by substituting in lieu thereof the following new paragraph:

     "Annual salary of $348,140. The Executive is eligible to participate in the 1997 Ceridian Executive Incentive Plan with a target annual payment, based on performance, for the first five months of 1997, calculated using 40% of the Executive's year-end annualized salary, with a maximum payout under the plan calculated at 60% (prorated by the number of months of participation), and for the last seven months of 1997, calculated using 55% of the Executive's year-end annualized salary, with a maximum payout under the plan calculated at 82.5% (prorated by the number of months participation).


CERIDIAN:                                    EXECUTIVE:

CERIDIAN CORPORATION                         /s/ G.L. McTavish
                                             ----------------------------------
                                             George L. McTavish
By:/s/ Michael E. Kotten
   -------------------------------
Its:  Vice President                         COMPANY:
    ------------------------------
                                             By: /s/ Michael E. Kotten
                                                -------------------------------
                                             Its:
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